UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2014

Simpson Manufacturing Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 6, 2014, Simpson Manufacturing Co., Inc. announced its fourth quarter 2013 results in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

On February 3, 2014, the Compensation and Leadership Development Committee of our Board of Directors approved the matters set forth on Exhibit 10 attached hereto and incorporated herein by this reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting on February 3, 2014, the Board of Directors (the “Board”) of Simpson Manufacturing Co., Inc. (the “Company”) amended its Bylaws to provide that the Chairman of the Board is not an officer of the corporation. The amendment is effective immediately. The Company’s Bylaws, as so amended, are attached hereto as Exhibit 3.2 and incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 3.2	Bylaws of Simpson Manufacturing Co., Inc., as amended through February 3, 2014.

Exhibit 10	Compensation of Named Executive Officers.

Exhibit 99.1	Press release dated February 6, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: February 6, 2014	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

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